Risk management - Financial assets and liabilities (Details) $ in Millions, $ in Billions	Jun. 30, 2026 COP ($)	Jun. 30, 2026 USD ($)	Dec. 31, 2025 COP ($)	Dec. 31, 2025 USD ($)	Jun. 30, 2025 COP ($)	Dec. 31, 2024 COP ($)
Risk management
Cash and cash equivalents	$ 8,745		$ 10,694		$ 10,118	$ 14,054
Other financial assets	$ 3,809		$ 3,296
USD$ Million
Risk management
Cash and cash equivalents		$ 352		$ 544
Other financial assets		3		777
Trade receivables and payables		(117)		432
Loans and borrowings		(18,795)		(18,702)
Other assets and liabilities		(1,066)		(483)
Net liability position		$ (19,623)		$ (17,432)